Exhibit 31.4

EXHIBIT 31.4 – CERTIFICATION PURSUANT TO RULES 13A-14(A)
AND 15D-14(A) UNDER THE SECURITIES EXCHANGE ACT OF 1934,
AS ADOPTED PURSUANT TO SECTION 302
OF THE SARBANES-OXLEY ACT OF 2002

I, Kyle A. McCuen, certify that:

1.     I have reviewed this Amendment No. 1 to the Annual Report on Form 10-K/A of EP Energy Corporation; and

2.     Based on my knowledge, this Amendment No. 1 to the Annual Report on Form 10-K/A does not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements made, in light of the circumstances under which such statements were made, not misleading with respect to the period covered by this report.

Date:	April 30, 2019	/s/ Kyle A. McCuen
Kyle A. McCuen
Senior Vice President, Chief Financial Officer and
Treasurer